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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report:                            APRIL 15, 1997
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Date of earliest event reported:           APRIL 14, 1997
                                ------------------------------------------------

                       DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                                              1-13926                                           76-0321760
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(State or Other Jurisdiction                  (Commission File Number)                                (IRS Employer
of Incorporation)                                                                                  Identification No.)


                                        15415 KATY FREEWAY, HOUSTON, TEXAS                                       77094
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(Address of Principal Executive Offices)                                                                    (Zip Code)


Registrant's telephone number, including area code              (281) 492-5300
                                                  ------------------------------

                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On April 14, 1997, Diamond Offshore Drilling, Inc. ("Diamond Offshore") issued a press release announcing Diamond Offshore's earnings for its fiscal quarter ended March 31, 1997 and a press release announcing Diamond Offshore's plans to acquire the semisubmersible accommodation vessel "Polyconfidence" and, to finance the purchase price of such vessel, to offer approximately 1.25 million shares of Diamond Offshore's common stock, par value $.01 per share ("Common Stock"), in a public offering. Filed herewith are (i) both such press releases and (ii) the form of Underwriting Agreement proposed to be entered into between Diamond Offshore and the underwriter(s) of securities that may be issued pursuant to Diamond Offshore's Post-Effective Amendment No. 1 to its Registration Statement on Form S-3 (No. 333-19987), as filed with the Securities and Exchange Commission on March 28, 1997, which may include Common Stock.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits.

     Exhibit number      Description

          1.1            Form of Underwriting Agreement.

          20.1 Press Release of Diamond Offshore Drilling, Inc. of April 14, 1997 regarding earnings.

          20.2 Press Release of Diamond Offshore Drilling, Inc. of April 14, 1997 regarding acquisition of accommodation service vessel and public offering.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIAMOND OFFSHORE DRILLING, INC.


                                        By:  /s/  RICHARD L. LIONBERGER
                                           ---------------------------------
                                           Richard L. Lionberger
                                           Vice President, General Counsel
                                                and Secretary


Dated:  April 15, 1997





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                                 EXHIBIT INDEX

     Exhibit number      Description

          1.1            Form of Underwriting Agreement.

          20.1 Press Release of Diamond Offshore Drilling, Inc. of April 14, 1997 regarding earnings.

          20.2 Press Release of Diamond Offshore Drilling, Inc. of April 14, 1997 regarding acquisition of accommodation service vessel and public offering.





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